UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 17, 2020

CIM Income NAV, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Commission file number 000-55187

Maryland		27-3147801
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)
2398 East Camelback Road, 4th Floor
Phoenix,	Arizona	85016
(Address of principal executive offices)		(Zip Code)
	(602)	778-8700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

CIM Income NAV, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (“2020 Annual Meeting”) on December 17, 2020. The following is a brief description of each matter voted upon at the 2020 Annual Meeting and a statement of the number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter, as applicable. The matters are described in detail in the Company’s definitive proxy statement for the 2020 Annual Meeting, as filed with the Securities and Exchange Commission on November 5, 2020.
Proposal No. 1 — The Election of Seven Directors to Hold Office Until the 2021 Annual Meeting of Stockholders and Until Their Successors are Duly Elected and Qualify
All of the director nominees listed below were elected by the Company’s stockholders to hold office until the next annual meeting of stockholders in 2021 and until his or her respective successor has been duly elected and qualifies or until his or her earlier resignation or removal as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard S. Ressler	12,889,746	114,520	1,102,862	1,215,001
George N. Fugelsang	12,886,865	139,168	1,081,095	1,215,001
W. Brian Kretzmer	12,882,179	141,505	1,083,444	1,215,001
Richard J. Lehmann	12,883,060	131,797	1,092,271	1,215,001
Avraham Shemesh	12,909,919	135,897	1,061,312	1,215,001
Roger D. Snell	12,874,578	120,509	1,112,041	1,215,001
Elaine Y. Wong	12,965,533	119,751	1,021,844	1,215,001
Proposal No. 2 — The Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020

The Company’s stockholders of record ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,395,559	105,411	821,159	—
No other proposals were submitted to a vote of the Company’s stockholders at the 2020 Annual Meeting.

Item 8.01	Other Events.
On December 20, 2020, the Company’s board of directors (the “Board”) authorized a distribution for the month of December 2020 (the “December Distribution”) of $0.0777 per share of the Company’s Class D, Class T, Class S and Class I common stock, which amount is adjusted based on the relative net asset value of the Class D, Class T, Class S and Class I shares so that distributions constitute a uniform percentage of the net asset value per share of all classes. The December Distribution for each class of common stock is payable to stockholders of record as of the close of business on December 30, 2020 and will be paid in January 2021. The December Distribution will be paid in cash or reinvested in shares of the Company’s common stock for stockholders participating in the Company’s distribution reinvestment plan.
As previously disclosed, on July 23, 2020, the Board authorized a year-end distribution (the “Year-End Distribution”) of $0.0839 per share of the Company’s Class D, Class T, Class S and Class I common stock, which amount will be adjusted based on the relative net asset value of the Class D, Class T, Class S and Class I shares so that distributions constitute a uniform percentage of the net asset value per share of all classes. The Year-End Distribution is payable to stockholders of record as of the close of business on December 30, 2020 and will be paid in January 2021. The Year-End Distribution will be paid in cash or reinvested in shares of the Company’s common stock for stockholders participating in the Company’s distribution reinvestment plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2020	CIM INCOME NAV, INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

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